MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-3
May 1, 2002 through May 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					1,168,563,524.88
B.	Level Pay Pool Balance of the Initial Rec		991,444,314.52
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		177,119,210.36
D.	Notes
	1.	Class A-1
		a.	Initial Balance				222,000,000.00
		b.	Note Interest Rate			2.47000%
		c.	Noteholders' Final Sched Pmt Date	15-Oct-02
	2.	Class A-2
		a.	Initial Balance				244,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .18%
		c	Noteholders' Final Sched Pmt Date	17-May-04
	3.	Class A-3
		a.	Initial Balance				437,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .25%
		c.	Noteholders' Final Sched Pmt Date	15-Feb-06
	4.	Class A-4
		a.	Initial Balance				399,400,000.00
		b.	Note Interest Rate			1-Month LIBOR + .30%
		c.	Noteholders' Final Sched Pmt Date	16-Apr-07
	5.	Class B
		a.	Initial Balance				98,440,000.00
		b.	Note Interest Rate			1-Month LIBOR + .95%
		c.	Noteholders' Final Sched Pmt Date	17-Nov-08
E.	Certificates Initial Balance				113,618,915.95
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		8.038%
H.	Wtd Avg Original Term to Maturity  (WAOM) of
	the Initial Rec						60.00
I.	Wtd Avg Remaining Term to Maturity (WAM) of
	the Initial Rec						59.00
J.	Number of Initial Receivables				52,314
K.	Reserve Account
	1.	Initial Reserve Account Deposit
		Percentage of Initial Pool			1.00%
	2.	Reserve Account Deposit on the Closing Date	11,365,666.27
	3.	Specified Reserve Balance Percentage		2.25%
L.	Yield Supplement Account Deposit on the Closing Date	3,878,439.90
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						31,996,898.25
N.	Adjusted Principal Balance of Initial Receivables	1,136,566,626.63
O.	Pre-Funding
	1.	Initial Pre-Funded Amount
		(Adjusted Principal Amount)			$377,892,289.32
	2.	Initial Closing Date				12-Oct-01
	3.	End of Pre-Funding Period			15-Feb-02
	4.	Fixed Percentage for Calculating
		Maximum Negative Carry Amount			1.75%
	5.	Negative Carry Account Required Rate		3.356%
	6.	Negative Carry Account Initial Deposit		$2,073,836.82

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					1,364,409,542.49
B.	Level Payment Pool Balance				1,139,732,018.49
C.	Last Scheduled Payment Pool Balance			224,677,524.00
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		38,789,921.85
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		244,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		437,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		399,400,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		98,440,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					113,618,915.95
F.	Reserve Account Balance					23,061,022.67
G.	Yield Supplement Account Balance			1,644,584.12
H.	Payahead Account Balance				435,242.23
I.	Yield Supplement Over Collatralization Balance 		33,160,704.69
J.	Pre-Funding Account Balance				0.00
K. 	Negative Carry Account Balance				0.00
L.	Deferred Receivables					134,605,530.73
M.	Cumulative Losses for All Prior Periods			27,660,085.72
N.	Weighted Average Coupon (WAC)				8.144%
O.	Weighted Average Remaining Term to Maturity  (WAM) 	52.74
P	Number of Contracts					65,761
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				175,247,049.49
	2.	Last Scheduled Payment Balance			31,409,468.07
	3.	Total						206,656,517.56

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			2,021,035.06
	2.	Prepayments in Full				186,924.22
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		2,471,165.65
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				16,328.57
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			16,328.56
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				23,294,235.13
	2.	Collected Principal				23,289,882.23
	3.	Collected Interest				7,340,139.82
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal				418,360.09
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		418,360.09
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			321,126.53
	2.	Specified Yield Supplement Account Balance	1,222,768.38
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
G.	Yield Supplement Over Collateralization			31,769,281.58
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior
			to Cutoff Date)				337,935.61
		b.	Current Month Actuarial Advances 	102,540.70
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				122,432.09
		d.	Ending Actuarial Advances
			(or payments due prior to
			Cutoff Date)				318,044.22
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled
			Payment Advances			0.00
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				(19,891.39)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					22,194.98
	2.	Payahead Balance of Loans Defaulted this
		Period						29,427.95
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			457,437.21
J.	Rule of 78s Payment					0.01
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)						8.110%
L.	Weighted Average Remaining Maturity (WAM)		51.87
M.	Remaining Number of Receivables				64,649
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	3415 	5.28%		71,654,134.20 	5.41%
	2.	60-89 Days
		Delinquent	952 	1.47%		19,803,826.27 	1.49%
	3.	90 Days or more
		Delinquent	718 	1.11%		14,856,099.25 	1.12%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	331 			5,289,738.70
	2.	Loans Defaulted
		During the
		Month		642
	3.	Level Payment Principal Balance
		of Defaulted Receivables			10,346,711.21
	4.	Last Scheduled Payment Principal Balance
		of Defaulted Receivables			2,804,044.60
	5.	Level Payment Liquidation Proceeds		4,036,258.62
	6.	Last Scheduled Payment Liquidation Proceeds	15,111.10
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				2,133,164.07
P.	Pool Balances
	1.	Total Pool Balance				1,325,321,903.62
	2.	Level Pay Pool Balance				1,103,883,112.87
	3.	Last Scheduled Payment Pool Balance		221,438,790.75
	4.	Deferred Receivables				106,836,005.64
Q.	Principal Balance of Subsequent Receivables
	Sold This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			32,686.21
B.	Collection Account Investment Income			44,577.83
C.	Payahead Account Investment Income			564.85
D.	Yield Supplement Account Investment Income		2,410.80
E.	Pre-Funding Account Investment Income			0.00
F.	Negative Carry Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			2,471,165.65
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			23,289,882.23
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			7,340,139.82
								33,101,187.70

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					434,688.66
C.	Net Change in Payahead Account Balance 			(22,194.98)
D.	Net Liquidation Proceeds and Recoveries Received 	6,184,533.79
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments 			(0.01)
G.	Net Servicer Advances/(Reimbursements) 			(19,891.39)
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				321,126.53
J.	Net Investment Earning on the Pre-Funding Account	0.00
K.	Negative Carry Amount 					0.00
L.	Remaining Pre-Funded Amount Due to Noteholders		0.00
M.	Available Funds						39,999,450.30

VI. PRE-FUNDING ACTIVITY
A.	Subsequent Receivables Sold This Period
	1.	Principal Balance of Subsequent
		Receivables Sold This  Period			0.00
	2.	Adjusted Principal Balance of
		Subsequent Receivables Sold This  Period	0.00
	3.	Subsequent Cutoff Date for Subsequent
		Receivables Sold This  Period			N/A
	4.	Subsequent Transfer Date for Subsequent
		Receivables Sold This  Period			N/A
	5.	Deposit to Reserve Account for
		Subsequent Receivables Sold This  Period	0.00
	6.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
	7.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	8.	Amount Paid to Seller for Subsequent
		Receivables Sold This Period			0.00
B.	End of Pre-Funding Period (if balance in
	Pre-Funding Account balance is
	$100,000 or greater)					15-Feb-02
C.	Pre-Funding Account
	1.	Beginning Pre-Funding Amount (excl.
		Reserve & Yield Supplement Amount)		0.00
	2.	Amount Paid to Seller for Subsequent
		Receivables Sold This Period			0.00
	3.	Deposit to Reserve Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
	5.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	6.	Remaining Pre-Funded Amount Payable
		to Noteholders					0.00
	7.	Remaining Pre-Funding Amount (excl.
		Reserve & Yield Supplement Amount)		0.00
D.	Negative Carry Account
	1.	Calculation of Negative Carry Amount for
		the Current Period
		a. Accrued Note Interest for this Period	2,412,102.66
		b. Pre-Funded Amount (excl. Reserve &
		   Yield Supplement Amount)			0.00
		c. Pre-Funded Percentage			0.00%
		d. Net Investment Earnings on the
		   Pre-Funded Amount				0.00
		e. Negative Carry Amount for the
		   Current Period				0.00
	2.	Calculation Maximum Negative Carry Amount
		a. Weighted Average Rate based on
		   Ending Note Balances				0.0000%
		b. Note Percentage based on Ending
		   Note Balances				0.00%
		c. Actual Number of Days from Payment
		   Date to End of Pre-Funding Period		0
		d. Maximum Negative Carry Amount		0.00
	3.	Required Negative Carry Account Balance		0.00
E. 	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				329,558,589.95
	2.	Last Scheduled Payment Balance			59,030,338.97
	3.	Total						388,588,928.92
F.	Total Initial and Subsequent Receivables Sold as
	of Related Cutoff Dates
	1.	Level Pay					1,321,002,904.47
	2.	Last Scheduled					236,149,549.33
	3.	Total						1,557,152,453.80

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			37,696,215.76
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		37,696,215.76
B.	Total Required Payment
	1.	Total Servicing Fee  				0.00
	2.	Net Swap Payment				1,706,400.80
	3.	Accrued Note Interest  Due
		a.	Class A-1				87,826.85
		b.  	Class A-2				451,806.67
		c. 	Class A-3 				837,219.17
		d.	Class A-4				783,489.67
		e.	Class B 				251,760.30
		f.	Total Accrued Note Interest		2,412,102.66
	3.	Principal Distribution Amount Due
		a.	Class A-1 				37,696,215.76
		b.  	Class A-2 				0.00
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Total Principal Distribution Amount	37,696,215.76
	4.	Total Required Payment 				41,814,719.22
	5.	Available Funds					39,999,450.30
	6.	Reserve Account TRP Draw Amount			1,815,268.92
	7.	Total Available Funds						41,814,719.22
C.	Current Period Payments
	1.	Servicing Fee paid				-
	2.	Interest Paid
		a.	Class A-1 				87,826.85
		b.  	Class A-2 				451,806.67
		c. 	Class A-3 				837,219.17
		d.	Class A-4				783,489.67
		e.	Class B					251,760.30
		f.	Total Interest Paid			2,412,102.66
	3.	Remaining Available Funds			39,402,616.56
	4.	Principal Payments
		a.	Class A-1 				37,696,215.76
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Payments		37,696,215.76
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		23,061,022.67
	3.	Plus: Reserve Account Investment Income		32,686.21
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		1,815,268.92
	6.	Reserve Account Balance before Deposit
		to Reserve Account				21,278,439.96
	7.	Specified Reserve Account Balance		34,074,718.08
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		12,796,278.13
	9.	Funds Available for Deposit to Reserve
		Account						0.00
	10.	Amount Deposited to Reserve Account		0.00 		0.00
	11.	Reserve Account Investment Income
		Released to Seller				0.00
	12.	Ending Reserve Account Balance			21,278,439.96
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00 		0.00
G.	Total Distributions							41,814,719.22

VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	1,364,409,542.49 	1,325,321,903.62
	2.	Total Pool Factor	1.1675955		1.1341462
	3.	Level Pmt Pool Bal	1,139,732,018.49 	1,103,883,112.87
	4.	Level Pmt Pool
		Factor			1.1495674		1.1134091
	5.	Last Sched Pmt
		Pool Bal		224,677,524.00 		221,438,790.75
	6.	Note Balance
		a.	Class A-1 	38,789,921.85 		1,093,706.09
		b.  	Class A-2 	244,000,000.00 		244,000,000.00
		c. 	Class A-3 	437,000,000.00 		437,000,000.00
		d.	Class A-4	399,400,000.00 		399,400,000.00
		e.	Class B		98,440,000.00 		98,440,000.00
		e.	Total		1,217,629,921.85 	1,179,933,706.09
	7.	Pool Factor
		a.	Class A-1 	0.1747294		0.0049266
		b.  	Class A-2 	1.0000000		1.0000000
		c. 	Class A-3 	1.0000000		1.0000000
		d.	Class A-4	1.0000000		1.0000000
		e.	Class B		1.0000000		1.0000000
	8.	Certificate Balance	113,618,915.95 		113,618,915.95
	9.	Certificate Pool
		Factor			1.0000000		1.0000000
	10.	Total Note and
		Certificate Balance	1,331,248,837.80	1,293,552,622.04
	11.	Yield Supplement Over
		Collatralization	33,160,704.69		31,769,281.58

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		8.144% 			8.110%
	2.	Wtd Avg Remaining
		Term to Maturity of
		Portfolio (WAM) 	52.74 			51.87
	3.	Remaining Number of
		Receivables		65,761 			64,649


IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			9,069,958.14
B.	Realized Losses for Collection Period Less
	Recoveries						6,936,794.07
C.	Cumulative Losses for all Periods  			34,596,879.79
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	3415 	5.28%		71,654,134	5.41%
	2.	60-89 Days
		Delinquent	952 	1.47%		19,803,826	1.49%
	3.	90 Days or more
		Delinquent	718 	1.11%		14,856,099	1.12%
	4.	Vehicles Repossessed
		During Collection
		Period		331 	0.50%		5,289,739


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		6.71%
	2.	Preceding Collection Period			9.58%
	3.	Current Collection Period 			7.98%
	4.	Three Month Average 				8.09%

B.	Annualized Net Loss					6.10%

C.	Ratio of Balance of Contracts Delinquent
	60 Days or More to the Pool Balance as of the
	End of the Collection Period.
	1.	Second Preceding Collection Period		2.67%
	2.	Preceding Collection Period			2.33%
	3.	Current Collection Period 			2.54%
	4.	Three Month Average 				2.51%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			39,720,410.15
	2.	Yield Supplement Amount from MMCA		321,126.53
	3 	Net Swap Receipt				0.00
	4 	Net Servicer Advances (if positive) 		0.00
	5 	Reserve Account Draw for Total
		Required Payment 				1,815,268.92
	6 	Deposit from Payahead Account  			0.00
	7 	Collection Account Investment Income  		44,577.83
	8.	Transfer of Negative Carry Amount from
		Negative Carry Account				0.00
	9.	Transfer of Net Earnings on Pre-Funding
		Account						0.00
	10.	Transfer of Prefunding Account Balance
		due to End of Pre-Funding Period		0.00
	8 	Total Transfers Into Collection Account		41,901,383.43
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			0.00
		b.	Rule of 78's Payment			0.01
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				19,891.39
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from
			Amounts Due Servicer) 			0.00
		e.	Total To Servicer (Net of
			Total Repurchases)			19,891.40

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			40,108,318.42
	3.	Deposit to Payahead Account 			22,194.98
	4.	Deposit to Reserve Account 			0.00
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	44,577.83
		c.	Total to Certificate
			Distribution Account			44,577.83
	6.	Total Transfers from Collection Account		41,901,383.43

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			23,061,022.67
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		32,686.21
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	4.	Total Transfers Into Reserve Account		32,686.21
C.	Total Transfers In and Beginning Balance		23,093,708.88
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		1,815,268.92
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		1,815,268.92
E.	Ending Balance						21,278,439.96
F.	Total Distributions and Ending Balance			23,093,708.88

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			435,242.23
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	22,194.98
	2.	Payahead Account Investment Income 		564.85
	3.	Transfer from Pre-Funding Account
		for Subsequent Receivables			0.00
	4.	Total Transfers Into Payahead Account		22,759.83
C.	Total Transfers In and Beginning Balance		458,002.06
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	0.00
	2.	Transfer Investment Income to Servicer 		564.85
	3.	Total Transfers From Payahead Account		564.85
E.	Payahead Account Ending Balance 			457,437.21
F.	Total Distributions and Ending Balance			458,002.06

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		1,644,584.12
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	2,410.80
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement Account	2,410.80
C.	Total Transfers and Beginning Balance  			1,646,994.92
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	2,410.80
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	421,815.74
	4.	Total Transfers From Yield Supplement Account	424,226.54
E.	Specified Yield Supplement Account Ending Balance 	1,222,768.38
F.	Total Distributions and Ending Balance			1,646,994.92

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account				40,108,318.42
	2.	Total Transfers Into Note Payment Account	40,108,318.42
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				37,784,042.61
		b.  	Class A-2 				451,806.67
		c. 	Class A-3 				837,219.17
		d.	Class A-4				783,489.67
		e.	Class B					251,760.30
		f.	Total Payments to Noteholders		40,108,318.42
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			40,108,318.42

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		44,577.83
	3.	Total Transfers into Certificate
		Distribution Account				44,577.83
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			44,577.83
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			44,577.83

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			0.00
C.	Total Transfers In and Beginning Balance		0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of
		Remaining Balance Due Noteholders		0.00
	7.	Total Transfers From Pre-Funding Account	0.00
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		0.00
C.	Total Transfers In and Beginning Balance		0.00
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount
		to Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			0.00
	3.	Release Excess Funds from Negative
		Carry Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry Account	0.00
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			0.00

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				40,108,318.42
	2.	To Servicer (MMCA) 				19,891.40
	3.	To Payahead Account				22,194.98
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		44,577.83
	6.	Total Distributions From Collection Account	40,194,982.63

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	0.00

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		564.85
	3.	Total Distributions From Payahead Account	564.85

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		2,410.80
	3.	Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	421,815.74
	4.	Total Distributions From Yield
		Supplement Account				424,226.54
E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				0.00
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent Receivables	0.00
	5.	Total Distributions from Negative Carry
		Account						0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				0.00
	3.	Total Distributions from Negative Carry
		Account						0.00

G.	Total Distributions From All Accounts			40,619,774.02
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				40,108,318.42
	2.	Servicer (MMCA)					20,456.25
	3.	Seller (MART)					424,226.54
	4.	Collection Account 				0.00
	5.	Certificate Distribution Account		44,577.83
	6.	Reserve Account					0.00
	7.	Payahead Account				22,194.98
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		40,619,774.02